UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2014

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

Financial Results for the Quarter and Fiscal Year Ended December 31, 2013

On February 14, 2014, Marriott International, Inc. (“Marriott”) issued a press release announcing its quarterly cash dividend and an increase in its stock buyback authorization that also discussed, among other things, the number shares that Marriott repurchased during the quarter and fiscal year ended December 31, 2013 and cost of repurchasing those shares.

On February 19, 2014, Marriott also issued a press release reporting financial results for the quarter and fiscal year ended December 31, 2013.

A copy of Marriott’s press releases are attached as Exhibits 99.1 and 99.2 and are incorporated by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

Exhibit 99.1 -	Press release issued on February 14, 2014, announcing dividend and stock buyback authorization.

Exhibit 99.2 -	Press release issued on February 19, 2014, reporting financial results for the quarter and fiscal year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 19, 2014	By:	/s/ Edward Ryan
Edward Ryan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on February 14, 2014, announcing dividend and stock buyback authorization.

99.2	Press release issued on February 19, 2014, reporting financial results for the quarter and fiscal year ended December 31, 2013.

4